FIRST AMENDMENT
                                 ---------------

                  FIRST AMENDMENT (this "Amendment"), dated as of June 29, 1999, among OMNIQUIP INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below on the date hereof (the "Banks"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and Co-Arranger (the "Syndication Agent") and FIRST UNION NATIONAL BANK, as Administrative Agent and Co-Arranger (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, the Borrower, the Banks, Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 17, 1997, and amended and restated as of February 26, 1999 ("Credit Agreement");

                  WHEREAS, the Borrower and certain lending institutions intend to enter into a credit agreement pursuant to which the Borrower may borrow up to $30,000,000 (the "New Money Credit Agreement"); and

                  WHEREAS,   the  parties  hereto  wish  to  modify  the  Credit
Agreement as herein provided to permit the New Money Credit Agreement and to effect the other changes set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1.  Notwithstanding  anything  to the  contrary  contained  in
Section 4.01 of the Credit Agreement, any voluntary repayments of outstanding Loans to be made by the Borrower pursuant to such Section shall instead be applied (i) first, to repay all outstanding loans under the New Money Credit Agreement (with a corresponding reduction to the commitments thereunder), (ii) second, to the extent all outstanding loans under the New Money Credit Agreement have been repaid, to reduce any remaining commitments thereunder and (iii) third, to the extent that all loans under the New Money Credit Agreement have been repaid and all commitments thereunder have been terminated (or reduced to zero), to repay outstanding Loans as otherwise provided under such Section of the Credit Agreement.

                  2. Notwithstanding anything to the contrary contained in Sections 3.03(d), 4.02(c), (d), (e) and (f) of the Credit Agreement, any mandatory repayment of outstanding Term Loans (or mandatory reductions to the Total Revolving Loan Commitment) otherwise required pursuant to such Sections shall instead be applied (i) first, to repay all outstanding loans under the New Money Credit Agreement (with a corresponding reduction to the commitments thereunder), (ii) second, to the extent all outstanding loans under the New Money Credit Agreement have been repaid, to reduce any remaining commitments thereunder and (iii) third, to the extent that all loans under the New Money Credit Agreement have been repaid and all commitments thereunder have been terminated (or reduced to zero), to repay outstanding Term Loans and/or reduce the Total Revolving Loan Commitment as otherwise provided in such Sections of the Credit Agreement.

                  3. Section 4.02(c) of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately prior to the text "Indebtedness" appearing within the first parenthetical contained in such clause and (ii) inserting the following text after the text "Restatement Effective Date" appearing at the end of the first parenthetical contained in such clause:

                  "and (ii) Indebtedness of Snorkel Elevating Work Platforms Limited and/or Snorkel Elevating Work Platforms Pty Limited under the Snorkel Revolver".

                  4. Section 7.11 of the Credit  Agreement is hereby  amended by
(i) deleting the text "constitute first priority perfected security interests" contained in the first sentence of clause (b) thereof and inserting the text "constitute perfected security interests" in lieu thereof and (ii) inserting the text "(other than any holder of Indebtedness under the New Money Credit Agreement)" at the end of the first sentence of clause (b) thereof.

                  5. Section 7.11 of the Credit Agreement is hereby further amended by inserting the text "(other than any holder of Indebtedness under the New Money Credit Agreement)" immediately before the second parenthetical contained in the first sentence of clause (c) thereof.

                  6. Section 8.01 of the Credit Agreement is hereby amended by inserting the following new clause (i) immediately after clause (h) hereof:

                  "(i) Contemporaneously with the delivery thereof, copies of all financial or other information with respect to the Borrower or any of its Subsidiaries not otherwise required to be delivered pursuant to this Section 8.01 which the Borrower or any of its Subsidiaries has delivered to the lenders under the New Money Credit Agreement pursuant to any financial reporting or other information covenants contained in the New Money Credit Agreement; provided, however, that the deliveries required under this clause (i) shall be furnished to the Administrative Agent (and the Administrative Agent shall promptly forward such deliveries to each Bank).", and redesignating existing clause (i) thereof as clause (j).

                  7. Section 8.12 of the Credit Agreement is hereby amended by inserting the text "(other than any holder of Indebtedness under the New Money Credit Agreement)" immediately following the text "superior to and prior to the rights of all third persons" appearing in the second sentence of clause (a) thereof.

                  8. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, the Banks hereby agree that each of the Security Documents may be amended, or amended and restated, in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent to provide, as security for the Borrower's and the other Credit Parties' obligations under or in respect of the New Money Credit Agreement, a first priority lien on the Collateral, which lien shall be superior to the existing lien in favor of the Collateral Agent on behalf of the existing Secured Creditors pursuant to the Security Documents (as in effect on the date hereof) (it being understood and agreed that except to create a first priority lien in favor of the lenders under the New Money Credit Agreement, the Security Documents will be unchanged and after giving effect to such amendment or amendment and restatement, the Collateral Agent will hold all Collateral for the benefit of the lenders under the New Money Credit Agreement (on a first priority basis) and the existing Secured Creditors (on a second priority basis). In addition, the Banks hereby agree that the Collateral Agent may enter into any such other documentation necessary or appropriate to effect the foregoing. Notwithstanding anything to the contrary contained in this Amendment, the Credit Agreement or any other Credit Document, the Banks hereby agree that (i) no additional extensions of credit to the Borrower secured by any liens on the Collateral superior to the existing liens in favor of the Collateral Agent on behalf of the existing Secured Creditors pursuant to the Security Documents shall be permitted without the consent of each Bank (other than a Defaulting Bank) and (ii) the maturity date of the New Money Credit Agreement shall not be extended without the consent of those Non-Defaulting Lenders constituting the Required Banks under, and as defined in the Credit Agreement, if the percentage "50%" contained therein was changed to "66-2/3%".

                  9. Section 9.01 of the Credit  Agreement is hereby  amended by
(i) deleting the text "and" appearing at the end of clause (xiii) thereof, (ii) deleting the period appearing at the end of clause (xiv) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause
(xv) immediately following existing clause (xiv) thereof:

                  "(xv) Liens placed upon inventory and/or receivables of Snorkel Elevating Work Platforms Limited and Snorkel Elevating Work Platforms Pty Limited securing Indebtedness incurred by either such Person pursuant to the Snorkel Revolver, provided such Lien does not encumber any other asset of the Borrower or such Subsidiary."

                  10. Section 9.01 of the Credit Agreement is hereby further amended by deleting the text "clauses (vi), (vii) and (xiii)" appearing in the last paragraph thereof and inserting the text "clauses (vi), (vii), (xiii) and
(xv)" in lieu thereof.

                  11. Section 9.03 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (iii) thereof:

                  "provided, that the aggregate amount of Dividends paid by the Borrower pursuant to this clause (iii) shall not exceed $250,000 in any fiscal quarter of the Borrower, provided further that the immediately preceding proviso shall cease to be of any force or effect after the repayment of all loans outstanding pursuant to, and the termination of all commitments under, the New Money Credit Agreement."

                  12. Section 9.04 of the Credit  Agreement is hereby amended by
(i) deleting the text "and" appearing at the end of clause (x) thereof, (ii) inserting the following new clauses (xi), (xii) and (xiii) immediately following existing clause (x) thereof:

                  "(xi) Indebtedness of the Borrower pursuant to a senior secured credit facility in an aggregate principal amount not to exceed $30,000,000 and having a maturity date no later than November 15, 1999;

                  (xii) Indebtedness of each Subsidiary Guarantor pursuant to a guaranty by such Subsidiary Guarantor of Indebtedness permitted under
        Section 9.04(xi);

                  (xiii) Indebtedness of Snorkel Elevating Work Platforms Limited and Snorkel Elevating Work Platforms Pty Limited pursuant to a revolving credit facility, evidenced by documentation in form and substance satisfactory to the Co-Arrangers, in an aggregate principal amount not to exceed $10,000,000 at any time, and";

and redesignating existing clause (xi) thereof as clause (xiv).

                  13. Section 9.05 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (ii) thereof:

                  "provided that during any time when Revolving Loans or Swingline Loans are outstanding, the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $5,000,000 for any period of five consecutive Business Days, provided further that the immediately preceding proviso shall cease to be of any force or effect after the repayment of all loans outstanding pursuant to, and the termination of all commitments under, the New Money Credit Agreement".

                  14. Section 9.07 of the Credit Agreement is hereby amended by inserting the following new clauses (f) and (g) immediately following existing clause (e) thereof:

                  "(f) Notwithstanding the foregoing, for the period beginning June 1, 1999 and ending September 30, 1999, the Borrower and its Subsidiaries shall be permitted to make Capital Expenditures in an aggregate amount not to exceed $5,000,000 for such period.

                  (g) Notwithstanding the foregoing, for the Borrower's fiscal year 2000, the Borrower and its Subsidiaries shall be permitted to make Capital Expenditures in an aggregate amount not to exceed $15,000,000 for such fiscal year, provided that any amounts not utilized in the 1999 fiscal year may not be carried forward and applied to Capital Expenditures in the 2000 fiscal year."

                  15. The table appearing in Section 9.08 of the Credit Agreement is hereby amended by deleting such table in its entirety and inserting the following new table in lieu thereof:

                  Fiscal Quarter                      Ratio


                  June 30, 1999                     1.75:1.00


                  September 30, 1999                1.75:1.00


                  December 31, 1999                 1.75:1.00

                  March 31, 2000                    2.25:1.00


                  June 30, 2000                     3.00:1.00


                  September 30, 2000                3.50:1.00


                  Thereafter                        4.00:1.00


                  16. The table appearing in Section 9.09 of the Credit Agreement is hereby amended by deleting such table in its entirety and inserting the following new table in lieu thereof:

                  Fiscal Quarter                       Ratio


                  June 30, 1999                     3.00:1.00


                  September 30, 1999                3.00:1.00


                  December 31, 1999                 3.00:1.00


                  March 31, 2000                    3.00:1.00


                  June 30, 2000                     4.00:1.00


                  September 30, 2000                4.00:1.00


                  Thereafter                        5.00:1.00


                  17. The table appearing in Section 9.10 of the Credit Agreement is hereby amended by deleting such table in its entirety and inserting the following new table in lieu thereof:


                  Fiscal Quarter                      Ratio


                  June 30, 1999                     4.25:1.00


                  September 30, 1999                4.25:1.00


                  December 31, 1999                 4.00:1.00


                  March 31, 2000                    3.75:1.00


                  June 30, 2000                     3.25:1.00


                  September 30, 2000                2.75:1.00


                  December 31, 2000                 2.50:1.00


                  March 31, 2001                    2.50:1.00

                  June 30, 2001                     2.25:1.00


                  September 30, 2001                2.25:1.00


                  December 31, 2001                 2.00:1.00


                  March 31, 2002                    2.00:1.00


                  June 30, 2002                     1.75:1.00


                  Thereafter                        1.75:1.00


                  18. Section 9.11 of the Credit  Agreement is hereby amended by
(i) deleting the text "Subordinated" appearing in the introductory caption thereof and inserting the text "Certain" in lieu thereof and (ii) inserting the text ", any Snorkel Revolver Documents" immediately following the text "IDB Financing Documents" appearing in clause (iii) thereof.

                  19. The Banks hereby waive any Default or Event of Default which may have arisen as a result of the Borrower failing to comply with Section
9.10 of the Credit Agreement for the period from April 1, 1999 to the First Amendment Effective Date.

                  20. The definition of "Applicable Base Rate Margin" contained in Section 11.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing such definition with the following new definition of "Applicable Base Rate Margin":

                  "Applicable Base Rate Margin" from and after the first day of any Applicable Pricing Period (the "Start Date") to and including the last day of such Applicable Pricing Period (the "End Date"), shall mean the respective percentage per annum set forth in clause (A)-(F) below if, but only if, as of the last day of the most recent fiscal quarter of the Borrower ended immediately prior to such Start Date (the "Test Date") the condition in clause (A)-(F) below is met:

                  (A) 2.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 3.50:1.0; or

                  (B) 1.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.50:1.0 but greater than 3.00:1.0; or

                  (C) 1.500% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.00:1.0 but greater than 2.50:1.0; or

                  (D) 1.250% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.50:1.0 but greater than 2.00:1.0; or

                  (E) 1.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.00:1.0 but greater than 1.50:1.0; or

                  (F) 0.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 1.50:1.0.

                  Notwithstanding anything to the contrary contained above in this definition, (a) for the period from the First Amendment Effective Date to the date of delivery of the financial statements pursuant to
         Section 8.01(b) in respect of the Borrower's fiscal year ending on September 30, 1999, the Applicable Base Rate Margin shall be 2.000%,
         (b) the Applicable Base Rate Margin shall be 2.000% at all times when financial statements have not been delivered when required pursuant to
         Section 8.01(a) or (b), as the case may be, and (c) on and after the date on which the Borrower has issued New Subordinated Notes in an aggregate principal amount of at least $100,000,000, each of the percentage margins set forth above shall be reduced by 0.125%."

                  21. The definition of "Applicable Commitment Commission Percentage" contained in Section 11.01 of the Credit Agreement shall be amended by deleting such definition in its entirety and replacing such definition with the following new definition of "Applicable Commitment Commission Percentage":

                  "Applicable Commitment Commission Percentage" from and after any Start Date to and including the corresponding End Date, shall mean the respective percentage per annum set forth in clause (A) or (B) below if, but only if, as of the Test Date for such Start Date the condition set forth in clause (A) or (B) below is met:

                  (A) 0.500% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 1.50:1.00; or

                  (B) 0.375% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 1.50:1.00.

                  Notwithstanding anything to the contrary contained above in this definition, (a) for the period from the First Amendment Effective Date to the date of delivery of the financial statements pursuant to
         Section 8.01(b) in respect of the Borrower's fiscal year ending on September 30, 1999, the Applicable Commitment Commission Percentage shall be 0.500% and (b) the Applicable Commitment Commission Percentage shall be 0.500% at all times when financial statements have not been delivered when required pursuant to Section 8.01(a) or (b), as the case may be.

                  22.  The  definition  of  "Applicable  Eurodollar  Margin"  in
Section 11.01 of the Credit Agreement shall be amended by deleting such definition in its entirety and replacing such definition with the following new definition of "Applicable Eurodollar Margin":

                  "Applicable Eurodollar Margin" from and after any Start Date to and including the corresponding End Date, shall mean the respective percentage per annum set forth in clause (A)-(F) below if, but only if, as of the Test Date for such Start Date the condition in clause (A)-(F) below is met:

                  (A) 3.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 3.50:1.0; or

                  (B) 2.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.50:1.0 but greater than 3.00:1.0; or

                  (C) 2.500% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 3.00:1.0 but greater than 2.50:1.0; or

                  (D) 2.250% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.50:1.0 but greater than 2.00:1.0; or

                  (E) 2.000% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.00:1.0 but greater than 1.50:1.0; or

                  (F) 1.750% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 1.50:1.0.

                  Notwithstanding anything to the contrary contained above in this definition, (a) for the period from the First Amendment Effective Date to the date of delivery of the financial statements pursuant to
         Section 8.01(b) in respect of the Borrower's fiscal year ending on September 30, 1999, the Applicable Base Rate Margin shall be 3.000%,
         (b) the Applicable Eurodollar Margin shall be 3.000% at all times when financial statements have not been delivered when required pursuant to
         Section 8.01(a) or (b), as the case may be, and (c) on and after the date on which the Borrower has issued New Subordinated Notes in an aggregate principal amount of at least $100,000,000, each of the percentage margins set forth above shall be reduced by 0.125%.

         23. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following definitions therein in the proper alphabetical order:

                  "First Amendment Effective Date" shall mean June 29, 1999.

                  "New Money Credit Agreement" shall mean that certain senior secured credit facility permitted pursuant to Section 9.04(xi).

                  "Snorkel Revolver" shall mean that certain revolving credit facility permitted pursuant to Section 9.04(xiii).

                  "Snorkel Revolver Documents" shall mean the credit agreement evidencing the Snorkel Revolver and all other agreements and documents entered into in connection with the Snorkel Revolver.

         24. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         25. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Administrative Agent and the Syndication Agent.

         26. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         27. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, (ii) the Administrative Agent shall have received from Dickstein, Shapiro, Morin & Oshinsky LLP, counsel to the Credit parties, an opinion addressed to the Administrative Agent, the Syndication Agent and each of the Banks and dated the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent, and covering matters incident to the transactions contemplated hereby as the Administrative Agent and the Syndication Agent may reasonably request and (iii) the Borrower shall have paid to each Bank that has executed a counterpart of this Amendment on or prior to 5:00 p.m. (Eastern time) on June 29, 1999, an amount equal to the product of (x) 0.25% and (y) the sum of such Bank's (i) outstanding Term Loans and (ii) Revolving Loan Commitment in each case as in effect on the First Amendment Effective Date.

         28. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                      OMNIQUIP INTERNATIONAL, INC.


                                      By /s/ P. Enoch Stiff
                                         ---------------------------------------
                                         Title: President &
                                                Chief Executive Officer


                                      FIRST UNION NATIONAL BANK,
                                        Individually and as Administrative Agent and Co-Arranger


                                      By /s/ George L. Woolsey
                                         ---------------------------------------
                                         Title: Vice President


                                      MORGAN STANLEY SENIOR
                                      FUNDING, INC., Individually and as
                                        Syndication Agent and Co-Arranger


                                      By /s/ T. Morgan Edwards II
                                         ---------------------------------------
                                         Title: Vice President


                                      BANK OF SCOTLAND



                                      By
                                        ----------------------------------------
                                        Title:


                                      CREDIT AGRICOLE INDOSUEZ


                                      By
                                        ----------------------------------------
                                        Title:


                                      FIRST BANK



                                      By /s/ Brenda J. Laux
                                         ---------------------------------------
                                         Title: Senior Vice President

                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By /s/ Jenny Gilpin
                                         ---------------------------------------
                                         Title: Vice President


                                      FIRSTAR BANK MILWAUKEE, N.A.


                                      By
                                        ----------------------------------------
                                        Title:


                                      FLEET CAPITAL CORPORATION


                                      By /s/ Sandra J. Evans
                                         ---------------------------------------
                                         Title: Senior Vice President


                                      THE FUJI BANK, LIMITED


                                      By /s/ Takeyuki Kuroki
                                         ---------------------------------------
                                         Title: Vice President &
                                                Senior Team Leader


                                      HARRIS TRUST AND SAVINGS BANK


                                      By /s/George M. Dluby
                                         ---------------------------------------
                                         Title: Vice President


                                      M&I MARSHALL AND ILSLEY BANK


                                      By
                                        ----------------------------------------
                                        Title:


                                      THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION


                                      By
                                        ----------------------------------------
                                        Title:

                                      NATIONAL CITY BANK


                                      By /s/ Barry C. Robinson
                                         ---------------------------------------
                                         Title: Vice President


                                      WACHOVIA BANK, N.A.


                                      By /s/ Debra L. Coheley
                                         ---------------------------------------
                                         Title: Senior Vice President


                                      RZB FINANCE LLC


                                      By /s/ Dieter Beintrexler
                                         ---------------------------------------
                                         Title: President



                                      By /s/ Christopher Hoedl
                                         ---------------------------------------
                                         Title: Assistant Vice President


                                      BANK LEUMI USA, CHICAGO BRANCH


                                      By /s/ Shlomo Osher
                                         ---------------------------------------
                                         Title: Senior Vice President &
                                                Branch Manager